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                                                                   EXHIBIT 10(j)


                             AGREEMENT AND CONSENT

         This Agreement and Consent (this "Agreement") is entered into as of April 15, 1996, by and among Alexander Energy Corporation, an Oklahoma corporation (herein called the "Borrower"), the Lenders (as defined below), the Agent (as defined below), and CIBC Inc., as collateral agent under certain of the Loan documents (the "Collateral Agent"). Reference is hereby made to that certain Credit Agreement, dated as of November 14, 1994, entered into by and among the Borrower, the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and Canadian Imperial Bank of Commerce, acting through its New York Agency as agent (together with its successors in such capacity, the "Agent") for the Lenders, which was amended by that certain First Amendment to Credit Agreement dated as of July 14, 1995 and by that certain Second Amendment to Credit Agreement dated as of April 15, 1996 (such Credit Agreement as so amended and as hereinafter from time to time further amended, supplemented, restated or otherwise modified herein called the "Credit Agreement"). Unless otherwise stated herein, capitalized terms used herein shall have the same meaning as in the Credit Agreement, unless the context otherwise requires.

                                    RECITALS

         1. The Borrower has represented to the Agent and the Lenders that it is the general partner of each of the following partnerships (herein collectively the "Partnerships") and has the following interests therein:

                 AEJH 1985 Limited
                          Partnership (the "1985 Partnership") General Partner
                 AEJH 1987 Limited
                          Partnership (the "1987 Partnership") General Partner
                 AEJH 1989 Limited
                          Partnership (the "1989 Partnership") General Partner

         2. The Credit Agreement and the Loan Documents contain certain limitations and restrictions regarding the Borrower's interest in each of the Partnerships and on the Indebtedness and Liens of such Partnerships and require the maintenance of the existence of such Partnerships.

         3. The Borrower has asked the Agent and the Lenders to consent to the winding up of the business of the Partnerships, the dissolutions of the Partnerships and the distributions of the Assets thereof to their respective partners in accordance with the terms of the relevant partnership agreement.



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                            AGREEMENTS AND CONSENTS

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

         1. The Agent, the Lenders and the Collateral Agent hereby agree and consent to the following matters, subject to the qualifications set forth below and on the basis of the representations and warranties contained in this Agreement and in the other Loan Documents:

                 a. The winding up of the business of the 1985 Partnership, the dissolution of the 1985 Partnership, the liquidation of the 1985 Partnership and the distribution of the Assets thereof in kind to the partners of the 1985 Partnership, provided that:

                          i. such winding up, dissolution, liquidation and distribution shall be accomplished in accordance with applicable law and the relevant partnership agreement, all Indebtedness (including, without limitation, all trade debt) of the 1985 Partnership (including Indebtedness owed to John Hancock in its capacity as a creditor to the 1985 Partnership) shall be paid in full in cash or otherwise fully discharged in writing prior to the distribution of any Assets to the partners, and the Borrower shall not assume or incur any Indebtedness as a result of such winding up, dissolution, liquidation or distribution; provided that the Borrower shall obtain the Lenders' prior consent to any sale of Oil and Gas Properties owned by the Partnership or any payment in kind;

                          ii. following such winding up, dissolution, liquidation and distribution, the Borrower shall have received Oil and Gas Properties representing the Borrower's percentage partnership interests in such Partnership shown in the engineering report prepared by Netherland, Sewell & Associates, Inc. dated as of December 31, 1995, after the payment of the above-referenced Indebtedness, free and clear of all Liens and Indebtedness.

                 b. The winding up of the business of the 1987 Partnership, the dissolution of the 1987 Partnership, the liquidation of the 1987 Partnership and the distribution of the Assets thereof in kind to the partners of the 1987 Partnership to the extent such Assets are not required to repay the Indebtedness of the 1987 Partnership (including Indebtedness owed to John Hancock in its capacity as a





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         creditor to the 1987 Partnership), it being understood that the
         Borrower may not receive any distribution of Assets from the 1987 Partnership as a result of such repayment, provided that such winding up, dissolution, liquidation and distribution shall be accomplished in accordance with applicable law, the relevant partnership agreement, and all Indebtedness of the 1987 Partnership shall be paid in full in cash or otherwise fully discharged in writing prior to the distribution of any Assets to the partners; and provided that the Borrower shall obtain the Lenders' prior consent to any sale of Oil and Gas Properties owned by the Partnership or any payment in kind.

                 C. The winding up of the business of the 1989 Partnership, the dissolution of the 1989 Partnership, the liquidation of the 1989 Partnership and the distribution of the Assets thereof in kind to the partners of the 1989 Partnership, provided that such winding up, dissolution, liquidation and distribution shall be accomplished in accordance with applicable law and the relevant partnership agreement and all Indebtedness (including, without limitation, trade debt) of the 1989 Partnership shall be paid in full in cash or otherwise fully discharged in writing prior to the distribution of any assets to the partners, provided that following such winding up, dissolution, liquidation and distribution, the Borrower shall have received Oil and Gas Properties representing the Borrower's percentage partnership interests in such Partnership shown in the engineering report prepared by Netherland, Sewell & Associates, Inc. dated as of December 31,
         1995, after the payment of the above-referenced Indebtedness, free and clear of all Liens and Indebtedness other than Liens securing non-recourse Indebtedness not exceeding as to its principal amount the lesser of $890,000 and 50% of the unpaid 1989 Partnership's Indebtedness immediately prior to the distribution of Assets to the Partners (the "Existing Liens") and other than such hereinabove described Indebtedness, it being understood that such Indebtedness shall be recourse only to the Oil and Gas Properties of the 1989 Partnership which are so distributed in kind to the Borrower as a result of the dissolution of the 1989 Partnership; and provided further that the Secured Parties shall have a second Lien on such Oil and Gas Properties; it being understood that the Borrower shall receive such properties subject to existing liens securing 50% of the above described non-recourse Indebtedness which may include Indebtedness owing to John Hancock; and provided that the Borrower shall obtain the Lenders' prior consent to any sale of Oil and Gas Properties owned by the Partnership or any payment in kind.





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                 d.       Each of the foregoing consents is hereby further
         conditioned on the following:

                          i. It is understood and agreed that the Secured Parties have and shall continue to have a Lien in and to any and all distributions, dividends and proceeds resulting from the Borrower's rights, interests and titles in and to the Partnerships including any Oil and Gas Properties distributed to the Borrower as a result of any dissolution or liquidation of any of the Partnerships subject only to Permitted Liens and the Liens specifically described in clause (c) above, and the Borrower hereby agrees that it will, at its own expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent, the Secured Parties or the Collateral Agent may request, in order to perfect and protect the assignment and security interest granted or purported to be granted under the Security Agreement or the Lien hereinabove described or to enable the Agent, the Secured Parties or the Collateral Agent to exercise and enforce their respective rights and remedies hereunder or under any Loan Documents with respect to any Collateral and in order to cause all such Liens to be first priority Liens in favor of the Secured Parties except that the Liens on the oil and Gas Properties received by the Borrower from the dissolution of the 1989 Partnership may be junior to the Existing Liens thereon;

                          ii. As a condition precedent to the effectiveness of this Agreement, the Borrower shall have received the consent of John Hancock Mutual Life Insurance Company and Barnett & Co. (collectively, "John Hancock") as Secured Parties under the Security Agreement to the foregoing agreements;

                          iii. The Borrower hereby represents and warrants that (a) the terms to which the Lenders, the Agent and the Collateral Agent are consenting hereby do not permit the other partners of the Partnerships nor the creditors thereof to receive payments which they were not otherwise entitled to receive, (b) it has not taken any action or omitted to take any action as general partner of the Partnerships or otherwise in connection with the Partnerships which could give rise to a claim in tort, contract or otherwise by any other partner to any of the Partnerships, and (c) the Partnerships have no Indebtedness other than, (1) trade debt incurred in the ordinary course of business, and (2) the Indebtedness owing by the 1987 Partnership and the 1989 Partnership to





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                 John Hancock described in the most recent financial statements for each such Partnership; and

                          iv. Nothing herein contained shall preclude the Lenders from effectuating Borrowing Base redeterminations and requiring payments of any Borrowing Base Deficiency pursuant to the terms of the Credit Agreement.

         2. Each of the Agent, the Collateral Agent and the Lenders agrees that the dissolution, liquidation, and winding up of the business of the Partnerships in accordance with the terms set forth herein shall not constitute a Default or Event of Default under the Credit Agreement or any other Loan Document. Further, each of the Agent, the Collateral Agent and the Lenders agrees that, upon the dissolution, liquidation and winding up of the business of the Partnerships in accordance with the terms set forth herein, (a) the Borrower shall no longer be obligated to maintain the agreements of limited partnership relating to each Partnership in full force and effect pursuant to
Section 4.1.1 of the Security Agreement; and (b) Section 4.1.6 of the Security Agreement shall cease to be applicable to the Partnerships. Except as specifically provided above, nothing herein contained shall be construed to waive any breach of or Default or Event of Default under the Credit Agreement or any other Loan Document or to waive any other provision of the Credit Agreement or any other Loan Document or to require any similar or dissimilar waiver, approval or extension to be granted hereafter, or to amend or modify the Credit Agreement or any other Loan Document except as specifically set forth herein. The Credit Agreement and the other Loan Documents as amended hereby are hereby reaffirmed and ratified in all respects. It is understood and agreed that the partners to each of the Partnerships can determine who will act as a liquidator for each of the Partnerships.

         3. This letter agreement may be executed in several counterparts, each of which shall constitute an original but all of which together shall comprise but one and the same agreement.

         4. This letter agreement shall be governed by the internal laws of the State of New York. This letter agreement together with the Credit Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

         5. This Agreement shall be of no force or effect unless the Agent shall have received a counterpart hereof duly executed by the Borrower prior to May 15, 1996.

         6. Each of the Borrower, the Lenders, the Agent, and the Collateral Agent acknowledges and agrees that John Hancock (and its successors and assigns) shall be entitled to rely upon the waivers





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and consents set forth in Sections 1 and 2 of this Agreement; provided that neither John Hancock nor its successors or assigns shall be third party beneficiaries to any representation or warranty herein contained.

        Dated as of April 15, 1996.

                                        AGENT:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        acting through its New York Agency,
                                        as Agent

                                        By: /s/ MARYBETH ROSS
                                            -----------------------------------
                                        Name: Marybeth Ross
                                        Title: Authorized Signatory

                                        COLLATERAL AGENT AND LENDER:
                                        CIBC INC., as Collateral Agent
                                        and Lender

                                        By: /s/ MARYBETH ROSS
                                            -----------------------------------
                                        Name: Marybeth Ross
                                        Title: Authorized Signatory

                                        BORROWER:

                                        ALEXANDER ENERGY CORPORATION

                                        By: /s/ DAVID E. GROSE
                                            -----------------------------------
                                        Name: David E. Grose
                                        Title: Chief Financial Officer/
                                               Vice President